UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) On December 13, 2011

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY

SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry Into a Material Definitive Agreement.

On December 13, 2011, Apartment Investment and Management Company, a Maryland corporation (“Aimco”), AIMCO Properties, L.P., a Delaware limited partnership (the “Aimco Operating Partnership”), and AIMCO/Bethesda Holdings, Inc., a Delaware corporation (“AIMCO/Bethesda,” collectively with Aimco and Aimco Operating Partnership, the “Borrowers”) entered into a new Senior Secured Credit Agreement (the “New Credit Agreement”), among the Borrowers, the lenders from time to time party thereto, KeyBank National Association, as administrative agent, swing line lender and a letter of credit issuer, Wells Fargo Bank, N.A., as syndication agent and Bank of America, N.A. and Regions Bank, as co-documentation agents.

The New Credit Agreement provides for $500 million of revolving commitments, which includes a $100 million sublimit for the issuance of standby letters of credit and a $100 million sublimit for swing line loans. In addition, the Borrowers have the ability from time to time to increase the aggregate revolving commitments by up to an additional $200 million in the aggregate, subject to the receipt of additional revolving commitments. The revolving commitments will expire on December 13, 2014 and may be extended for an additional year on two occasions, subject to certain conditions, including payment of a 25.0 basis point fee on the aggregate revolving commitments. Proceeds borrowed under the New Credit Facility were used to refinance the Existing Credit Agreement (as defined below) and may be used to fund working capital and other corporate purposes, including acquisitions, development and redevelopment of properties, restricted payments, and the refinancing of existing and future indebtedness.

The New Credit Agreement replaces the Borrowers’ existing $300 million revolving credit facility, dated as of November 2, 2004 (as amended, the “Existing Credit Facility”), among the Borrowers, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and KeyBank National Association, as syndication agent. The Existing Credit Facility was set to expire on May 1, 2013 (with a one year option to extend).

Borrowings under the New Credit Agreement will bear interest, at the Borrowers’ option, at (a) a base rate (defined as the greatest of (x) the federal funds rate plus 1/2 of 1%, (y) KeyBank National Association’s prime rate and (z) one month LIBOR plus 1.25%) plus an applicable margin, which is initially 1.50% or (b) LIBOR plus an applicable margin, which is initially 2.75%. The applicable margins are subject to adjustment according to the Borrowers’ Leverage Ratio (as such term is defined in the New Credit Agreement), as specified in the New Credit Agreement.

The New Credit Agreement includes, among other terms and conditions standard for transactions of this type, limitations (subject to specified exclusions) on the ability of the Borrowers and their subsidiaries to incur debt; create liens; make investments, loans and advances; engage in certain mergers and consolidations; make distributions and dividends; and engage in transactions with affiliates. The New Credit Agreement also requires the Borrowers to be in compliance at the end of each fiscal quarter with a Fixed Charge Coverage Ratio, a Debt Service Coverage Ratio, a Secured Indebtedness Ratio, a Leverage Ratio, a Variable Rate Debt Ratio, a minimum level of Adjusted Tangible Net Worth and maximum levels of Total Funded Indebtedness, Aggregate Recourse Debt, Mezzanine Indebtedness and Total Unsecured Indebtedness (as each such term is defined in the New Credit Agreement).

The New Credit Agreement contains customary events of default, including nonpayment of principal and other amounts when due; breach of covenants; inaccuracy of representations and warranties; cross-default and/or cross-acceleration to other material indebtedness of the Borrowers or their subsidiaries; certain bankruptcy or insolvency events; material judgments against any Loan Party (as such term is defined in the New Credit Agreement) which are not stayed within 30 days; certain ERISA events; actual or asserted invalidity of any loan document; and a change of control. If an event of default occurs and is continuing under the New Credit Agreement, the lenders thereunder may, among other things, terminate their obligations under the New Credit Agreement and require the Borrowers to repay all amounts owed thereunder.

The description of the New Credit Agreement above does not purport to be complete and is qualified in its entirety by reference to the New Credit Agreement, which is attached as 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 13, 2011, Aimco issued a press release in connection with the entering into of the New Credit Agreement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Senior Secured Credit Agreement, dated as of December 13, 2011, among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., the lenders from time to time party thereto, KeyBank National Association, as administrative agent, swing line lender and a letter of credit issuer, Wells Fargo Bank, N.A., as syndication agent and Bank of America, N.A. and Regions Bank, as co-documentation agents.

99.1	Press Release, dated December 14, 2011, issued by Apartment Investment and Management Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2011

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

By:	/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and
Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2011

AIMCO PROPERTIES, L.P.

By:	AIMCO-GP, INC.,
Its General Partner

By:	/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Senior Secured Credit Agreement, dated as of December 13, 2011, among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/Bethesda Holdings, Inc., the lenders from time to time party thereto, KeyBank National Association, as administrative agent, swing line lender and a letter of credit issuer, Wells Fargo Bank, N.A., as syndication agent and Bank of America, N.A. and Regions Bank, as co-documentation agents.

99.1	Press Release, dated December 14, 2011, issued by Apartment Investment and Management Company.